UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 22, 2015, the Board of Directors (the “Board”) of NuVasive, Inc. (the “Company”) appointed Gregory T. Lucier, age 51, as its Chief Executive Officer (in addition to his current role as Chairman of the Board). Mr. Lucier had served as Chairman of the Board and interim Chief Executive Officer since March 27, 2015 and as a member of the Company’s Board since December 2013.

The Board has structured a compensation package for Mr. Lucier that is highly tied to the Company achieving specific financial and operational targets, including total shareholder return performance, specific stock price hurdles, revenue growth, and growth in non-GAAP operating margins.

Mr. Lucier has entered into a letter agreement with the Company setting out certain terms of his employment as Chairman of the Board and Chief Executive Officer (the “Letter Agreement”). Pursuant to that Letter Agreement, Mr. Lucier’s initial base salary is $800,000 per year and is subject to annual review by the Board, and his target annual cash incentive bonus is 115% of his base salary with a range between 0% and 230% based on Company performance against performance measures previously established by the Board’s Compensation Committee (applicable for all eligible Company Shareowners (employees)), with a payout for 2015 equal to the greater of actual performance payout or $1 million.

Mr. Lucier received a long-term incentive award for fiscal year 2015 (“2015 Long-term Incentive Award”) that consists of (i) a grant of 55,991 restricted stock units that vest in equal installments over four years subject to a 2015 non-GAAP EPS performance goal which must be satisfied before such stock units can vest; (ii) a grant of 27,996 performance restricted stock units “(PRSUs”) that cliff vest and are settled in shares of our common stock based on a performance multiplier based on the Company’s relative shareholder return (“relative TSR”) over a three-year period; and (iii) a performance-based cash award of $1,250,000 that cliff vests after three years and is paid in cash based on a performance multiplier based on the Company’s non-GAAP operating margin at the end of 2017. Mr. Lucier also received (a) a one-time performance inducement grant designed to drive sustainable performance that delivers long term value to the Company’s stockholders (the “Inducement Award”) of 156,775 PRSUs that cliff vest after four years and are settled in shares of our common stock within a range of 0% to 200% based on the Company’s relative TSR over that period, and (b) a share purchase matching PRSU award (the “Matching Award”) whereby the Company will grant Mr. Lucier one (1) PRSU for each share of Company stock purchased by Mr. Lucier prior to the ninetieth day after the grant of the award that he holds through the vesting period (not to exceed 115,000 PRSUs), with such PRSUs vesting after five years of service and being settled in shares of Company common stock with a range of 0% to 200% according to the Company’s stock price performance at the end of the five-year period, with no shares earned if the Company’s stock price is less than $70 per share at such time (adjusted for certain stock splits, stock dividends, reclassifications, and the like). The 2015 Long-term Incentive Award, the Matching Award and the Inducement Award provide for pro-rata accelerated vesting based on service and performance achieved in the event that Mr. Lucier’s employment is involuntarily terminated without cause, and for full vesting in the event of death or disability. The foregoing description of the Inducement Award and Matching Award is a general description only and is qualified in its entirety by reference to the forms of such award agreements that are filed as exhibits to this Form 8-K. The foregoing description of the 2015 Long-term Incentive Award is a general description only and is qualified in its entirety by reference to the forms of such award agreements that were filed with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 4, 2015 as Exhibits 10.3, 10.4, and 10.5 and incorporated herein by reference.

Mr. Lucier also entered into a Change of Control Agreement (the “Change in Control Agreement”) with the Company and, in consideration for entering into Change in Control Agreement and as specified in the Letter Agreement, has agreed that, in the event his employment is terminated and he receives severance payments and benefits under the Change in Control Agreement, for a period of two (2) years following that termination of employment he will not compete with the Company and will hold himself out as available to perform certain services for the Company. Additionally, Mr. Lucier will be covered by the Company’s Executive Severance Plan during his employment with the Company; provided, however, that the Letter Agreement provides for certain modifications to the eligibility provisions under the Executive Severance Plan as it applies to Mr. Lucier.

The foregoing general descriptions of certain provisions of the Letter Agreement is a limited and general description only and is qualified in its entirety by reference to such letter agreement which is filed as an exhibit to this Form 8-K and hereby incorporated by reference. The form of the Change in Control Agreement and the Executive Severance Plan were previously approved by the Compensation Committee in May 2014, and filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2014 as Exhibits 99.2 and 99.3 and incorporated herein by reference.

As previously disclosed there are no family relationships between Mr. Lucier and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement by and between Mr. Gregory T. Lucier and NuVasive, Inc. setting out certain terms of his employment as Chairman of the Board and Chief Executive Officer.

10.2	NuVasive, Inc. Notice of Grant of Share Purchase Matching Performance Restricted Stock Units and Award Agreement, granted to Mr. Gregory T. Lucier on May 22, 2015.

10.3	NuVasive, Inc. Notice of Grant of “Inducement” Performance Restricted Stock Units and Award Agreement, granted to Mr. Gregory T. Lucier on May 22, 2015.

99.1	Press release issued by NuVasive, Inc. on May 26, 2015 announcing appointment of Gregory T. Lucier as Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: May 26, 2015	By:	/s/ Jason Hannon
Jason Hannon
Executive Vice President & General Counsel

Exhibit Index

Exhibit Number	Description

10.1	Letter Agreement by and between Mr. Gregory T. Lucier and NuVasive, Inc. setting out certain terms of his employment as Chairman of the Board and Chief Executive Officer.

10.2	NuVasive, Inc. Notice of Grant of Share Purchase Matching Performance Restricted Stock Units and Award Agreement, granted to Mr. Gregory T. Lucier on May 22, 2015.

10.3	NuVasive, Inc. Notice of Grant of “Inducement” Performance Restricted Stock Units and Award Agreement, granted to Mr. Gregory T. Lucier on May 22, 2015.

99.1	Press release issued by NuVasive, Inc. on May 26, 2015 announcing appointment of Gregory T. Lucier as Chief Executive Officer.

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